UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07686

Western Asset Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

EMERGING MARKETS

INCOME FUND INC. (EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Income Fund Inc. for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 26, 2014

II	Western Asset Emerging Markets Income Fund Inc.

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient…to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time…”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen

($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Western Asset Emerging Markets Income Fund Inc.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 1.91% during the six months ended November 30, 2014.

Q. How did the high-yield bond market perform over the six months ended November 30, 2014?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -0.59% for the six months ended November 30, 2014. While the underlying fundamentals in the high-yield market remained solid and defaults were well below their long-term average, the asset class was dragged down at times given periods of investor risk aversion.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 0.18% during the six months ended November 30, 2014. The asset class posted positive returns during each of the first three months covered by the reporting period. Demand was strong overall as investors looked to generate incremental yield in the low interest rate environment. However, the asset class experienced a sharp selloff in September, triggered by a number of factors, including rising U.S. interest rates, expectations for future Fed rate hikes, concerns over global growth and weak investor demand.

Performance review

For the six months ended November 30, 2014, Western Asset Emerging Markets Income Fund Inc. returned -1.95% based on its net asset value (“NAV”)ix and -5.82% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 0.18% over the same time frame. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagex returned -3.52% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.49 per share. As of November 30, 2014, the Fund estimates that all of the distributions

Western Asset Emerging Markets Income Fund Inc.	V

Investment commentary (cont’d)

were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2014 (unaudited)
Price Per Share	6-month Total Return**
$13.67 (NAV)	-1.95	%†
$11.84 (Market Price)	-5.82	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 26, 2014

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political, regulatory and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Emerging Markets Income Fund Inc.

developing markets. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality). High-yield bonds or “junk bonds” are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2014

Total Spread Duration
EMD	— 6.18 years
Benchmark	— 6.95 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.

2	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2014

Total Effective Duration
EMD	— 6.60 years
Benchmark	— 7.17 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2014

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 57.1%
Angola — 0.2%
Republic of Angola, Senior Notes	7.000%	8/16/19	620,000		$645,978	(a)
Argentina — 1.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,231,000		4,121,646
Brazil — 3.2%
Federative Republic of Brazil, Notes	10.000%	1/1/17	28,875,000	BRL	10,825,376
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	1,337,000		1,718,045	(b)
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	389		431
Total Brazil					12,543,852
Chile — 0.6%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000		402,361	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,896,562	(b)
Total Chile					2,298,923
Colombia — 4.3%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	400,000		427,600	(b)
Republic of Colombia, Senior Bonds	4.000%	2/26/24	2,740,000		2,831,790	(b)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	5,781,000		7,847,707	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		917,700	(b)
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,076,000		4,900,371	(b)
Total Colombia					16,925,168
Costa Rica — 0.4%
Republic of Costa Rica, Notes	7.000%	4/4/44	1,680,000		1,719,900	(c)
Croatia — 1.6%
Republic of Croatia, Notes	5.500%	4/4/23	2,600,000		2,745,288	(c)
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,360,000		1,521,487	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	1,740,000		1,837,231	(a)
Total Croatia					6,104,006
Ecuador — 0.4%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	1,474,000		1,521,905	(c)
El Salvador — 0.2%
Republic of El Salvador, Notes	6.375%	1/18/27	840,000		867,300	(c)
Gabon — 0.3%
Gabonese Republic, Bonds	6.375%	12/12/24	1,320,000		1,362,900	(c)
Ghana — 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	1,050,000		1,042,335	(c)
Hungary — 2.1%
Republic of Hungary, Senior Notes	4.000%	3/25/19	3,510,000		3,631,973
Republic of Hungary, Senior Notes	5.750%	11/22/23	4,076,000		4,573,329
Total Hungary					8,205,302

See Notes to Financial Statements.

4	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 6.5%
Republic of Indonesia, Notes	3.750%	4/25/22	10,040,000		$10,160,480	(a)(b)
Republic of Indonesia, Notes	5.250%	1/17/42	7,140,000		7,425,600	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	600,000		624,000	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		476,700	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,323,237	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,005,000		1,085,400	(b)(c)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	1,595,000		1,557,119	(c)(d)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	2,399,000		2,773,844	(c)(d)
Total Indonesia					25,426,380
Ivory Coast — 0.6%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	2,590,000		2,522,013	(c)
Kenya — 0.6%
Republic of Kenya, Senior Notes	5.875%	6/24/19	1,120,000		1,156,400	(c)
Republic of Kenya, Senior Notes	6.875%	6/24/24	1,020,000		1,094,205	(c)
Total Kenya					2,250,605
Lithuania — 1.2%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	3,920,000		4,615,800	(b)(c)
Mexico — 4.9%
United Mexican States, Bonds	8.000%	6/11/20	63,981,100	MXN	5,244,133	(b)
United Mexican States, Bonds	6.500%	6/9/22	17,685,600	MXN	1,345,253	(b)
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	1,860,005
United Mexican States, Bonds	8.500%	11/18/38	32,775,800	MXN	2,869,771
United Mexican States, Bonds	7.750%	11/13/42	51,600	MXN	4,198
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,901
United Mexican States, Senior Notes	5.125%	1/15/20	100,000		112,050	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,056,000		1,093,488	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	5,460,000		5,746,650	(d)
United Mexican States, Senior Notes	4.750%	3/8/44	806,000		835,620	(b)
Total Mexico					19,116,069
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	400,000		408,580	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	400,000		420,544	(c)
Total Nigeria					829,124
Pakistan — 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	1,740,000		1,807,425	(c)
Republic of Pakistan, Senior Bonds	6.875%	6/1/17	200,000		207,540	(a)
Total Pakistan					2,014,965

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paraguay — 0.7%
Republic of Paraguay, Senior Bonds	4.625%	1/25/23	300,000	$309,750	(a)
Republic of Paraguay, Senior Notes	6.100%	8/11/44	2,160,000	2,311,200	(c)
Total Paraguay				2,620,950
Peru — 4.5%
Republic of Peru, Bonds	6.550%	3/14/37	1,620,000	2,093,850	(b)
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000	5,740,500
Republic of Peru, Senior Bonds	8.750%	11/21/33	5,705,000	8,928,325	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	757,000	889,475	(b)
Total Peru				17,652,150
Philippines — 1.2%
Republic of the Philippines, Senior Bonds	6.375%	10/23/34	3,400,000	4,543,250
Poland — 2.5%
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000	4,428,779	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	4,670,000	5,279,061	(b)
Total Poland				9,707,840
Romania — 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	530,000	579,025	(c)
Russia — 4.5%
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	110,000	134,425	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	617,000	976,526	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	11,721,225	12,864,045	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	4,000,000	3,808,968	(c)
Total Russia				17,783,964
Sri Lanka — 1.2%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	3,590,000	3,818,862	(c)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	930,000	960,225	(c)
Total Sri Lanka				4,779,087
Turkey — 8.8%
Republic of Turkey, Notes	6.750%	5/30/40	1,900,000	2,379,750	(b)
Republic of Turkey, Notes	4.875%	4/16/43	500,000	505,500	(b)
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,070,000	1,193,050	(b)
Republic of Turkey, Senior Bonds	5.750%	3/22/24	920,000	1,038,680	(b)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	5,983,077	(b)
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	113,250
Republic of Turkey, Senior Notes	6.875%	3/17/36	18,390,000	23,125,425	(b)
Total Turkey				34,338,732
Ukraine — 0.8%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	2,060,000	1,604,637	(a)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ukraine — continued
Republic of Ukraine, Senior Notes	7.750%	9/23/20	834,000		$649,644	(a)
Republic of Ukraine, Senior Notes	7.800%	11/28/22	1,240,000		930,248	(a)
Total Ukraine					3,184,529
Venezuela — 3.4%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	6,817,000		3,599,376	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	815,000		464,550	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	7,239,000		3,916,299	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	1,920,000		1,114,560	(a)(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,400,000		3,596,800	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	933,000		480,495
Total Venezuela					13,172,080
Vietnam — 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	300,000		341,640	(a)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	620,000		635,500	(c)
Total Vietnam					977,140
Total Sovereign Bonds (Cost — $214,583,854)					223,472,918
Convertible Bonds & Notes — 0.2%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $819,162)	8.000%	1/31/20	5,881,900	MXN	676,396	(b)(c)
Corporate Bonds & Notes — 52.9%
Consumer Discretionary — 0.4%
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	500,000		610,553
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	780,000		862,056	(c)
Total Consumer Discretionary					1,472,609
Consumer Staples — 1.4%
Food Products — 1.4%
Alicorp SAA, Senior Notes	3.875%	3/20/23	790,000		765,312	(b)(c)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,110,000		1,159,950	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,070,000		1,058,230	(c)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	810,000		870,750	(c)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	1,430,000		200,200	(a)(e)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	2,920,000		1,679,000	(c)(e)
Total Consumer Staples					5,733,442

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 23.9%
Energy Equipment & Services — 1.2%
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	2,020,000	$2,045,250	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	1,620,000	1,640,250	(c)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,130,000	926,600	(c)
Total Energy Equipment & Services				4,612,100
Oil, Gas & Consumable Fuels — 22.7%
Afren PLC, Senior Secured Notes	6.625%	12/9/20	1,930,000	1,582,600	(c)
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,000,000	1,070,828	(a)(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	845,975	930,572	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	960,000	1,144,800	(b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	310,000	308,450
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	2,240,000	1,887,200	(c)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,060,000	1,070,600	(b)(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	632,000	650,249	(c)
KazMunayGas National Co., Notes	7.000%	5/5/20	3,400,000	3,799,500	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	1,500,000	1,753,125	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,379,000	1,344,525	(a)
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	990,000	986,535	(b)(c)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	4,914,000	4,889,430	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	1,970,000	1,960,150	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	2,050,000	2,157,625	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,100,000	1,947,750	(b)(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	484,000	518,645	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	234,000	250,750	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	7,256,800	(b)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	3,840,000	3,803,827
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	3,719,423
Petroleos de Venezuela SA, Bonds	6.000%	5/16/24	1,430,000	644,930	(a)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	5,140,000	3,610,850	(a)(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	156,286
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	10,135,125
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,140,000	3,249,900
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	235,000	271,930
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,163,690	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,560,000	6,299,547	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,048,000	1,187,398	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,428,200	(c)

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	830,000	$856,975	(c)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,100,000	1,091,750	(c)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,920,000	1,951,680	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,149,000	2,565,369	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,362,018	(b)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,140,000	1,169,355	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	187,000	187,935
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	550,000	584,524	(a)(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	3,170,000	3,373,130	(b)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,870,000	1,815,770	(b)(c)
Total Oil, Gas & Consumable Fuels				89,139,746
Total Energy				93,751,846
Financials — 0.4%
Banks — 0.4%
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	330,000	337,590	(c)(f)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	1,120,000	1,137,403
Total Financials				1,474,993
Industrials — 3.1%
Building Products — 0.4%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	900,000	919,170	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	834,300	(c)
Total Building Products				1,753,470
Construction & Engineering — 1.8%
CRCC Yuxiang Ltd., Senior Notes	3.500%	5/16/23	450,000	440,068	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	3,118,000	3,024,578	(b)(c)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	960,000	446,400	(c)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,020,000	494,700	(c)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,340,000	1,189,250	(c)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,079,000	981,890	(c)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	366,038	358,717	(c)
Total Construction & Engineering				6,935,603
Industrial Conglomerates — 0.7%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	290,000	308,125	(c)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	300,000	334,500	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,896,533	(b)(c)
Total Industrial Conglomerates				2,539,158

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Transportation Infrastructure — 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	750,000	$811,650	(b)(c)
Total Industrials				12,039,881
Materials — 15.3%
Chemicals — 2.7%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,990,000	2,009,900	(b)(c)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	128,000	141,120	(a)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	3,750,000	4,012,500	(a)(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	930,000	971,385	(b)(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	1,670,000	1,653,300	(b)(c)
OCP SA, Senior Notes	5.625%	4/25/24	1,650,000	1,751,392	(c)
Total Chemicals				10,539,597
Construction Materials — 2.6%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	890,000	836,600	(b)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	250,000	235,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,380,000	3,870,100	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,710,000	3,102,950	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	1,540,000	1,609,300	(b)(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	750,000	702,188	(c)
Total Construction Materials				10,356,138
Metals & Mining — 8.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	829,000	894,284
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000	1,239,264	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000	2,045,496	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	671,000	653,533	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	650,000	633,079	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	991,950	(b)(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	970,555	(a)(b)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	783,675	(c)
Evraz Group SA, Notes	6.750%	4/27/18	515,000	454,169	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,141,650	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	1,670,000	1,373,575	(c)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,150,000	1,975,313	(b)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,200,000	1,124,328	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	883,040
Southern Copper Corp., Senior Notes	7.500%	7/27/35	100,000	116,375
Southern Copper Corp., Senior Notes	6.750%	4/16/40	3,160,000	3,449,456
Southern Copper Corp., Senior Notes	5.250%	11/8/42	700,000	649,425
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	540,000	542,700	(c)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,596,000	$6,990,825	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,349,000	1,479,081	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,692,755	(b)(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	393,300	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	2,340,000	2,263,950	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	2,020,000	1,954,350	(b)(c)
Total Metals & Mining				34,696,128
Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000	415,483
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	645,152
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,020,000	1,077,136	(b)(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	690,000	683,689	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000	797,983	(b)(c)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	640,000	627,296	(c)
Total Paper & Forest Products				4,246,739
Total Materials				59,838,602
Telecommunication Services — 5.2%
Diversified Telecommunication Services — 3.3%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	4,779,000	4,796,921	(b)(c)
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	330,000	331,238	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000	1,040,316	(c)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	950,000	965,023	(b)(c)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	990,763	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,260,000	1,242,360	(b)(c)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	1,240,000	1,260,925	(b)(c)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	880,000	896,650	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	925,000	948,125	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	297,000	304,425	(a)
Total Diversified Telecommunication Services				12,776,746
Wireless Telecommunication Services — 1.9%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,350,962	(c)
VimpelCom Holdings BV, Senior Notes	6.255%	3/1/17	1,110,000	1,088,843	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	650,000	602,063	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	5,250,000	4,425,750	(a)
Total Wireless Telecommunication Services				7,467,618
Total Telecommunication Services				20,244,364

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 3.2%
Electric Utilities — 1.0%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	780,000	$830,700	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,324,600	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	750,000	740,674	(b)(c)
Total Electric Utilities				3,895,974
Gas Utilities — 1.1%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	860,000	924,930	(b)(c)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,110,000	1,105,005	(b)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	350,000	339,850	(a)
Transportadora de Gas del Sur SA, Senior Notes	9.625%	5/14/20	637,500	645,469	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000	1,355,725	(b)(c)
Total Gas Utilities				4,370,979
Independent Power and Renewable Electricity Producers — 0.8%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,073,563	(b)(c)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	500,000	509,814
Korea East-West Power Co. Ltd., Senior Notes	2.500%	6/2/20	1,730,000	1,728,235	(c)
Total Independent Power and Renewable Electricity Producers				3,311,612
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,041,390	(b)(c)
Total Utilities				12,619,955
Total Corporate Bonds & Notes (Cost — $209,660,094)				207,175,692

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	184,000
Total Investments before Short-Term Investments (Cost — $425,419,610)				431,509,006

		Maturity Date	Face Amount
Short-Term Investments — 5.7%
Repurchase Agreements — 5.7%
Barclays Capital Inc. repurchase agreement dated 11/28/14; Proceeds at maturity — $22,200,074; (Fully collateralized by U.S. government obligations, 1.375% due 9/30/18; Market value — $22,643,073) (Cost — $22,200,000)	0.040%	12/1/14	$22,200,000	22,200,000
Total Investments — 115.9% (Cost — $447,619,610#)				453,709,006
Liabilities in Excess of Other Assets — (15.9)%				(62,308,246)
Total Net Assets — 100.0%				$391,400,760

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Illiquid security.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country** (unaudited)
Mexico	15.9%
Brazil	10.1
Turkey	8.2
Russia	7.8
Colombia	7.4
Indonesia	7.4
Peru	5.1
Venezuela	3.9
Chile	3.3
Poland	2.1
India	2.1
China	2.0
Hungary	1.8
Malaysia	1.7
Croatia	1.4
Kazakhstan	1.2
Argentina	1.2
United States	1.1
Sri Lanka	1.1
Lithuania	1.0
Philippines	1.0
Qatar	0.8

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Emerging Markets Income Fund Inc.

Ukraine	0.7%
Paraguay	0.6
Ivory Coast	0.6
Kenya	0.5
Trinidad and Tobago	0.5
Pakistan	0.4
Singapore	0.4
South Africa	0.4
Morocco	0.4
South Korea	0.4
Costa Rica	0.4
United Kingdom	0.4
Ecuador	0.3
Gabon	0.3
Ghana	0.2
Vietnam	0.2
United Arab Emirates	0.2
El Salvador	0.2
Nigeria	0.2
Angola	0.1
Romania	0.1
Short-Term Investments	4.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2014 and are subject to change.

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $447,619,610)	$453,709,006
Foreign currency, at value (Cost — $8,643)	6,921
Cash	1,096,743
Interest receivable	7,077,501
Receivable for securities sold	610,604
Unrealized appreciation on forward foreign currency contracts	310,267
Prepaid expenses	11,185
Total Assets	462,822,227

Liabilities:
Loan payable (Note 5)	59,130,000
Payable for securities purchased	7,404,038
Payable for open reverse repurchase agreements (Note 3)	4,437,480
Investment management fee payable	338,845
Interest payable	26,038
Directors’ fees payable	3,936
Accrued expenses	81,130
Total Liabilities	71,421,467
Total Net Assets	$391,400,760

Net Assets:
Par value ($0.001 par value, 28,629,885 shares issued and outstanding; 100,000,000 shares authorized)	$28,630
Paid-in capital in excess of par value	388,060,825
Undistributed net investment income	6,029,028
Accumulated net realized loss on investments and foreign currency transactions	(9,051,316)
Net unrealized appreciation on investments and foreign currencies	6,333,593
Total Net Assets	$391,400,760

Shares Outstanding	28,629,885

Net Asset Value	$13.67

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$14,143,006
Dividends	34,500
Less: Foreign taxes withheld	(8,680)
Total Investment Income	14,168,826

Expenses:
Investment management fee (Note 2)	2,120,708
Interest expense (Notes 3 and 5)	244,967
Commitment fees (Note 5)	86,028
Transfer agent fees	41,719
Audit and tax fees	38,124
Directors’ fees	27,707
Fund accounting fees	19,553
Legal fees	19,549
Custody fees	15,589
Shareholder reports	15,365
Stock exchange listing fees	11,347
Insurance	4,064
Miscellaneous expenses	6,010
Total Expenses	2,650,730
Net Investment Income	11,518,096

Realized and Unrealized Loss on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(2,440,815)
Foreign currency transactions	(16,339)
Net Realized Loss	(2,457,154)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(17,127,152)
Foreign currencies	343,195
Change in Net Unrealized Appreciation (Depreciation)	(16,783,957)
Net Loss on Investments and Foreign Currency Transactions	(19,241,111)
Decrease in Net Assets from Operations	$(7,723,015)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited) and the Year Ended May 31, 2014	November 30	May 31

Operations:
Net investment income	$11,518,096	$22,452,183
Net realized loss	(2,457,154)	(6,268,462)
Change in net unrealized appreciation (depreciation)	(16,783,957)	(3,225,524)
Increase (Decrease) in Net Assets from Operations	(7,723,015)	12,958,197

Distributions to Shareholders From (Note 1):
Net investment income	(13,885,494)	(24,665,199)
Net realized gains	—	(4,537,285)
Decrease in Net Assets From Distributions to Shareholders	(13,885,494)	(29,202,484)
Decrease in Net Assets	(21,608,509)	(16,244,287)

Net Assets:
Beginning of period	413,009,269	429,253,556
End of period*	$391,400,760	$413,009,269
*Includes undistributed net investment income of:	$6,029,028	$8,396,426

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	17

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2014

Increase (Decrease) in Cash:
Cash Provided (used) by Operating Activities:
Net decrease in net assets resulting from operations	$(7,723,015)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(84,773,715)
Sales of portfolio securities	80,820,824
Net purchases, sales and maturities of short-term investments	(16,600,000)
Net amortization of premium (accretion of discount)	439,585
Increase in receivable for securities sold	(610,604)
Increase in interest receivable	(137,174)
Decrease in prepaid expenses	7,945
Increase in payable for securities purchased	7,404,038
Decrease in investment management fee payable	(21,665)
Increase in interest payable	7,194
Decrease in accrued expenses	(65,886)
Net realized loss on investments	2,440,815
Change in unrealized depreciation of investments and forward foreign currency transactions	16,686,393
Net Cash Used in Operating Activities*	(2,125,265)

Cash Flows from Financing Activities:
Distributions paid on common stock	$(13,885,494)
Increase in loan payable	15,730,000
Increase in payable for reverse repurchase agreements	180,674
Net Cash Provided by Financing Activities	2,025,180
Net Decrease in Cash	(100,085)
Cash at Beginning of Period	1,203,749
Cash at End of Period	$1,103,664

*	Included in operating expenses is cash of $328,964 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2014[1,2]	2014[1]	2013[1]	2012[1]	2011[1]	2010[1]

Net asset value, beginning of period	$14.43	$14.99	$14.79	$15.04	$13.71	$12.25

Income (loss) from operations:
Net investment income	0.40	0.78	0.82	0.87	0.99	0.84
Net realized and unrealized gain (loss)	(0.67)	(0.32)	0.40	(0.18)	1.26	1.62
Total income (loss) from operations	(0.27)	0.46	1.22	0.69	2.25	2.46

Less distributions from:
Net investment income	(0.49) †	(0.86)	(0.82)	(0.74)	(0.86)	(1.00)
Net realized gains	—	(0.16)	(0.20)	(0.20)	(0.06)	—
Total distributions	(0.49)	(1.02)	(1.02)	(0.94)	(0.92)	(1.00)

Net asset value, end of period	$13.67	$14.43	$14.99	$14.79	$15.04	$13.71

Market price, end of period	$11.84	$13.06	$14.14	$13.80	$13.97	$12.08
Total return, based on NAV[3,4]	(1.95)%	3.60%	8.22%	4.76%	16.92%	20.55%
Total return, based on Market Price[5]	(5.82)%	0.19%	9.49%	5.70%	24.01%	30.04%

Net assets, end of period (000s)	$391,401	$413,009	$429,254	$423,290	$430,380	$392,178

Ratios to average net assets:
Gross expenses	1.31%[6]	1.26%	1.26%	1.25%	1.23%	1.34%
Net expenses[7]	1.31 [6]	1.26	1.26	1.25	1.23	1.34
Net investment income	5.71 [6]	5.66	5.26	5.79	6.76	6.16

Portfolio turnover rate	18%	27%	26%	19%	35%	45%
Loans Outstanding, End of Period (000s)	$59,130	$43,400	$21,900	—	—	—
Asset Coverage for Loan Outstanding	762%	1,052%	2,060%	—	—	—
Weighted average loan (000s)	$50,975	$33,427	$16,893	—	—	—
Weighted average interest rate on loans	0.90%	0.93%	0.95%	—	—	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

20	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$223,472,918	—	$223,472,918
Convertible bonds & notes	—	676,396	—	676,396
Corporate bonds & notes	—	207,175,692	—	207,175,692
Warrants	—	184,000	—	184,000
Total long-term investments	—	$431,509,006	—	$431,509,006
Short-term investments†	—	22,200,000	—	22,200,000
Total investments	—	$453,709,006	—	$453,709,006
Other financial instruments:
Forward foreign currency contracts	—	$310,267	—	$310,267
Total	—	$454,019,273	—	$454,019,273

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

22	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

24	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s quarterly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

26	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$84,773,715
Sales	80,820,824

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,595,968
Gross unrealized depreciation	(25,506,572)
Net unrealized appreciation	$6,089,396

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$4,397,695	0.48%	$7,455,148

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Interest rates on reverse repurchase agreements ranged from 0.45% to 0.55% during the six months ended November 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $10,661.

At November 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	0.45%	3/5/14	TBD	*	$1,239,138
JPMorgan Chase & Co.	0.45%	7/28/14	TBD	*	1,911,735
JPMorgan Chase & Co.	0.55%	7/28/14	TBD	*	1,286,607
					$4,437,480

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On November 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $5,327,150.

At November 30, 2014 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	3,900,689	BRL	9,803,601	Citibank, N.A.	12/15/14	$105,078
USD	4,641,633	BRL	11,458,800	Citibank, N.A.	12/15/14	205,189
Total						$310,267

Abbreviations used in this table:
BRL	— Brazilian Real
USD	— United States Dollars

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$310,267

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

28	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(24,133)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$440,759

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$3,465,944
Forward foreign currency contracts (to sell)	10,004,517

†	At November 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$310,267	—	$310,267

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Fund pays a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the Pershing LLC. The Fund’s credit agreement contains customary covenants that, amoung other things, may limit the Fund’s ability to pay distributins in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those

Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended November 30, 2014 was $234,306. For the six months ended November 30, 2014, the Fund incurred a commitment fee in the amount of $86,028. At November 30, 2014, the Fund had $59,130,000 of borrowings outstanding per this credit agreement. For the six months ended November 30, 2014, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $50,975,410 and weighted average interest rate was 0.90%.

6. Distributions subsequent to November 30, 2014

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/19/14	12/26/14	$0.23000

7. Deferred capital losses

As of May 31, 2014, the Fund had deferred capital losses of $3,709,520, which have no expiration date, that will be available to offset future taxable capital gains.

30	Western Asset Emerging Markets Income Fund Inc. 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Emerging Markets Income Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

32	Western Asset Emerging Markets Income Fund Inc.

the reputation and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of seven funds for the 1-year period ended June 30, 2014, six funds for the 3-year period ended June 30, 2014, five funds for the 5-year period ended June 30, 2014, and four funds for the 10-year period ended June 30, 2014. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information, comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2014 was ranked fourth among the funds in the Performance Universe for that period (first being best in these performance rankings), and the Fund’s performance for each of the 3-, 5- and 10-year periods ended June 30, 2014 was ranked third among the funds in the Performance Universe for that period. The Fund’s performance was better than the Performance Universe median for the 3-year period ended June 30, 2014; was at the Performance Universe median for each of the 1- and 5-year periods ended June 30, 2014; and was worse than the Performance Universe median for the 10-year period ended June 30, 2014. The Manager noted, among other things, that the small number of funds and the inclusion of leveraged and non-leveraged funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark in each of the 1-, 3- and 5-year periods ended June 30, 2014 but outperformed its benchmark for the 10-year period ended such date. The Board considered that a change in leadership of the Fund’s portfolio management team was recently made, which was not reflected in the Fund’s performance, and that the Fund’s 10-year performance record was achieved, in part, by a different portfolio team.

Western Asset Emerging Markets Income Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and nine other leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Lipper. The ten funds in the Expense Universe had average net common share assets ranging from $66.8 million to $1.27 billion. Three of the Expense Universe funds were larger than the Fund and six were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s contractual Management Fee was ranked fifth among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was better (i.e., lower) than the Expense Universe median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked fifth among the funds in the Expense Universe compared on the basis of common share assets only and was at the Expense Universe median for that expense component, and was ranked sixth among the funds in the Expense Universe compared on the basis of common share and leveraged assets and was worse than the Expense Universe median for that expense component. The Lipper Expense Information further showed that the Fund’s actual total expenses ranked fourth among the funds in the Expense Universe on the basis of common share assets only and ranked fifth among the funds in the

34	Western Asset Emerging Markets Income Fund Inc.

Expense Universe on the basis of common share and leveraged assets. In each case, the Fund’s actual total expenses were better than the Expense Universe median for that expense component. The Board noted that the small number of funds and the inclusion of leveraged and non-leveraged funds in the Expense Universe made meaningful expense comparisons difficult. The Lipper Expense Information noted the limited number of leveraged emerging markets hard currency debt closed-end funds available for purposes of comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue

Western Asset Emerging Markets Income Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 10 percent during the period covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of the Manager’s explanation in support of the Fund’s profitability level; the possibility that the Fund’s current level of profitability could decline with a continued depreciation in the popularity and market values of emerging markets investments; judicial guidance; and the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with

36	Western Asset Emerging Markets Income Fund Inc.

the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Emerging Markets Income Fund Inc.	37

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Fund was held on September 26, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Eileen A. Kamerick	24,613,429	538,101
Kenneth D. Fuller	24,622,016	529,514

At November 30, 2014, in addition to Eileen A. Kamerick and Kenneth D. Fuller the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

38	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion

Western Asset Emerging Markets Income Fund Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to

40	Western Asset Emerging Markets Income Fund Inc.

Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose

Western Asset Emerging Markets Income Fund Inc.	41

Dividend reinvestment plan (unaudited) (cont’d)

of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219.

42	Western Asset Emerging Markets Income Fund Inc.

Western Asset

Emerging Markets Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX011557 1/15 SR15-2398

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 26, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 26, 2015